Globalstar

Third Quarter 2012 Earnings Call Presentation

November 14, 2012

Safe Harbor Language

This presentation contains certain statements that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Forward-looking statements, such as the statements regarding our ability to develop and expand our business, our anticipated capital spending (including for future satellite procurements and launches), our ability to manage costs, our ability to exploit and respond to technological innovation, the effects of laws and regulations (including tax laws and regulations) and legal and regulatory changes, the opportunities for strategic business combinations and the effects of consolidation in our industry on us and our competitors, our anticipated future revenues, our anticipated financial resources, our expectations about the future launches and operational performance of our satellites (including their projected operational lives), the expected strength of and growth prospects for our existing customers and the markets that we serve, commercial acceptance of our new Simplex products, including our SPOT family of products, problems relating to the ground-based facilities operated by us or by independent gateway operators, worldwide economic, geopolitical and business conditions and risks associated with doing business on a global basis and other statements contained in this presentation regarding matters that are not historical facts, involve predictions.

Any forward-looking statements made in this presentation speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and we undertake no obligation to update any such statements. Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Third Quarter Highlights and Recent Accomplishments

Strong Financial Performance	• Continued improvement in Revenue growth • Fourth consecutive quarter of positive Adjusted EBITDA • Service levels improved significantly; Duplex subscribers significantly increased usage on the network
Second-Gen Constellation Deployment	• Continued placement of satellites in service • Initiated fourth launch campaign for a February 2013 launch date • Expect full service restoration by mid-2013 • Successfully uploaded software patch to one satellite experiencing a momentum wheel anomaly – satellite now processing call traffic and full service expected by end of November • Signed agreement with Thales for final set of six satellites due 2015, subject to financing
Spectrum Proceeding	• On November 13th, Globalstar filed Petition for Rulemaking with the FCC • Seeks regulatory relief to enable use of the Company's Big LEO spectrum to provide terrestrial mobile broadband services

Third Quarter Results Summary

Summary Performance

- Revenue growth of 13% and Adjusted EBITDA improvement of $6.6 million vs. Q3 2011
- YTD Adjusted EBITDA improved to $7.3 million, representing a $15.4 million improvement over the same period in 2011
- Duplex ARPU has increased throughout 2012 to $18.95 in Q3 2012 from $15.35 in Q1 2012

($ in 000s except ARPU data)

INCOME STATEMENT SUMMARY

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	2011	Q1 2012	Q2 2012	Q3 2012	2012 YTD
Revenue:									
Service revenue									
Duplex	$5,109	$5,351	$5,154	$4,166	$19,779	$4,200	$4,489	$4,993	$13,682
SPOT	4,167	4,902	4,941	5,743	19,753	5,311	6,496	6,552	18,358
Simplex	1,222	1,203	1,555	1,516	5,496	1,310	1,354	1,690	4,354
Other	3,702	1,920	2,548	2,199	10,369	1,806	1,812	2,133	5,752
Total Service Revenue	$14,199	$13,377	$14,198	$13,623	$55,397	$12,627	$14,150	$15,368	$42,146
Equipment revenue	$4,055	$5,622	$3,989	$3,764	$17,430	$4,111	$5,831	$5,169	$15,110
Total revenue	**$18,254**	**$18,999**	**$18,187**	**$17,387**	**$72,827**	**$16,738**	**$19,981**	**$20,537**	**$57,256**
Cost of services	$7,061	$7,291	$8,332	$6,562	$29,246	$5,360	$5,797	$5,558	$16,714
Cost of subscriber equipment sales plus value reduction	2,874	3,998	3,850	10,031	20,753	2,972	3,750	4,699	11,422
Marketing, general, and administrative	10,183	11,572	12,249	8,432	42,436	8,522	8,763	9,280	26,565
Contract termination charge	-	-	-	-	-	-	22,048	-	22,048
Depreciation, amortization, and accretion	10,611	12,795	12,106	14,537	50,050	14,735	15,888	18,654	49,277
Other operating expenses	285	161	3,038	94	3,577	79	7,139	-	7,218
Total operating expenses	$31,014	$35,817	$39,575	$39,657	$146,062	$31,668	$63,385	$38,192	$133,244
Loss from operations	($12,760)	($16,818)	($21,388)	($22,270)	($73,236)	($14,930)	($43,403)	($17,655)	($75,988)
Other income (expense)	6,402	2,831	20,686	(11,716)	18,203	(9,439)	16,019	(23,477)	(16,896)
Income tax expense	(108)	(81)	21	276	109	(157)	(148)	(56)	(361)
Net loss	**($6,466)**	**($14,068)**	**($681)**	**($33,709)**	**($54,924)**	**($24,525)**	**($27,533)**	**($41,188)**	**($93,246)**
Adjusted EBITDA (1)	**($2,520)**	**($2,004)**	**($3,508)**	**$1,649**	**($6,384)**	**$1,362**	**$2,890**	**$3,067**	**$7,320**
ARPU									
Duplex	$17.83	$18.87	$18.37	$14.99	$17.54	$15.35	$16.74	$18.95	$16.97
SPOT	8.83	9.57	8.86	9.67	9.29	8.57	9.91	9.44	9.30
Simplex	3.09	3.12	3.98	3.65	3.37	3.03	2.88	3.24	3.00
IGO / Wholesale	2.34	3.43	3.01	1.74	2.67	1.45	1.54	1.60	1.53

(1) Adjusted to exclude non-cash compensation expense, reduction in the value of assets, foreign exchange (gains)/losses, R&D costs associated with the development of new consumer products and certain other significant charges. See reconciliation to GAAP on Annex A.

Duplex ARPU Restoration and Historical Adjusted EBITDA

Duplex ARPU



Constellation service degradation
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$70.03
$67.59
$60.73
$47.73
$34.61
$23.78
$19.92
$17.84
$15.35
$16.72
$18.95
2004
2005
2006
2007
2008
2009
2010
2011
Q1 2012
Q2 2012
Q3 2012

Adjusted EBITDA (1)



Constellation service degradation
Operational inflection point
$40.0
$30.0
$20.0
$10.0
$0.0
($10.0)
($20.0)
$3.6
$27.3
$33.8
$21.8
($14.2)
($12.6)
($8.5)
($6.4)
$1.4
$2.0
$3.1
2004
2005
2006
2007
2008
2009
2010
2011
Q1 2012
Q2 2012
Q3 2012

(1) Adjusted to exclude non-cash compensation expense, reduction in the value of assets, foreign exchange (gains)/losses, R&D costs associated with the development of new consumer products and certain other significant charges. See reconciliation to GAAP on Annex A.

Globalstar Value Drivers

Low Cost Second-Gen Satellite Ecosystem	• Offers the industry's lowest cost and highest voice quality • Second-generation provides significant cost benefits and network performance enhancements years before our competitors • Delivers mobile connectivity (voice and data) to two billion people who live, work or play outside of cellular reach – approximately 75% of Earth's land mass • Potential for 34 billion text messages, M2M transmissions or other small bit messages or 19 million voice or data minutes per day
Breakthrough Mass Market Products	• Product pipeline – designed to increase addressable market through lower costs and the enhanced functionally of the Company's product portfolio • SPOT and associated consumer products seeing continued uptake – competitive price point that appeals to the consumer • 10,000 retail points of distribution – only satellite company to have successfully penetrated mass consumer market
Valuable Spectrum Assets	• Non-replicable 25.225 MHz of global spectrum with 19.275 MHz targeted for terrestrial broadband use in the U.S. • Filed Petition for Rulemaking with FCC on November 13th • Unique spectrum position allows for rapid deployment of 2.4 GHz spectrum for consumer broadband service

Globalstar Value Drivers Roadmap

Major Initiatives	Outcome
• ***Constellation*** – Complete deployment of second-generation satellite constellation and ground network – February 2013 fourth launch – Full constellation service restoration in mid-2013 – Re-launch Duplex service and transition rate plans	• Restores high quality service levels enjoyed historically • Allows for increased ARPU and drives new customer additions • Expands operating leverage with increased recurring revenue
• ***Product and Market Opportunities*** – Design, manufacture and sell innovative new MSS voice / data products for the commercial and consumer markets – Continue to drive prices lower and enhance functionality – Develop public safety and air traffic management together with partner(s) using technology in existence today	• Leverage existing 10,000 points of retail distribution for new products and drive consumer adoption • Reduce costs and increase product applications on smaller form factor from Hughes-based chip architecture • Expand market opportunities in greenfield initiatives
• ***Spectrum*** – Secure terrestrial wireless spectrum authority and deploy commercial terrestrial service with partner(s)	• Monetization of spectrum asset

Constellation Update



Summary Performance

- Initiated fourth launch activities at the Baikonur Comsmodrome in Kazakhstan
  - Six new second-generation satellites will be integrated into the constellation with the previously launched satellites by mid-2013
- Increased transmitted data speeds by 25x with new ground network
- Network cost is approximately 1/4th of the first constellation and 1/3rd of the nearest competitors' new program
- Teams from Thales and Globalstar worked jointly over the past year to remedy the momentum wheel issue announced in mid-2011:
  - Mid-October: software patch uploaded to the one satellite experiencing service issues
  - Satellite has now started to process calls – expected to be placed into full service by the end of November

Technical Competitive Advantages

- Global coverage versus regional coverage; virtually no latency or time delay for either voice or data communications
- The gateway system, capable of supporting multiple technologies, carriers and applications – “on the ground brains” – creates competitive advantage



Product and Market Opportunities



Product Suite of Emergency Personal Tracking Devices



Mobile Phones



Fixed Phones



Asset Tracking Chips



Asset Tracking and Monitoring Devices

Additional Market Opportunities

SPOT



- 2,100 "saves" since 2008
- Over 400,000 units sold
- Only MSS product to penetrate mass consumer market
- 10,000 retail points of distribution
- Strong product pipeline

Duplex



- Leading voice quality
- Low cost provider
- Significant increase in usage
- Recovery of service levels will drive future revenue generation

Simplex



- Low cost monitoring and tracking devices
- New products have decreased form factor and expanded applications
- Continued development by VARs are expanding user base

Air Traffic Management



- In partnership with ADS-B Technologies, Globalstar can offer a satellite-based Air Traffic Management / Control Solution using current technology
- Numerous partnership opportunities

Public Safety



- Globalstar offers the Public Safety community reliable back-up connectivity during emergencies
- Globalstar played a significant emergency response role in Katrina and Sandy

Gateway Expansion



- Two fully capable spare gateways in storage
- Working with multiple parties for the deployment of these assets – will further enhance global footprint

Globalstar U.S. Spectrum Position


Uplink Band
8.725 MHz
7.775 MHz
0.95 MHz of spectrum shared with Iridium
AWS Band
Aeronautical Radionavigation
Globalstar
Iridium
Inmarsat and others
AT&T,VZ, etc.
1610 MHz
1617.775 MHz
1618.725 MHz
1626.5 MHz
1710 MHz


Downlink Band
16.5 MHz
11.5 MHz
AWS Band
AT&T, VZ, etc.
Wi-Fi and others
Globalstar
Predominantly Clearwire
2155 MHz
2483.5 MHz
2495 MHz
2496 MHz
2500 MHz
1 MHz guard band
4 MHz of co-primary BRS spectrum (predominantly Clearwire)
Targeted Terrestrial Use

Petition for Rulemaking Summary

On November 13th, Globalstar filed a Petition for Rulemaking with the Federal Communications Commission ("FCC" or the "Commission") for authority to provide a host of terrestrial mobile broadband services over its spectrum

- In line with the Commission's proposed Dish Network's proceeding, Globalstar requests that the existing Ancillary Terrestrial Component ("ATC") regime be replaced by a new Part-27 based structure
- Globalstar outlines both a long term terrestrial proposal based on FDD-LTE architecture encompassing its entire exclusively licensed Big LEO spectrum, as well as a near term proposal for the provision of Terrestrial Low Power Service ("TLPS") that involves only its 2.4 GHz spectrum ("AWS-5")
- Near term, Globalstar has the ability to provide a terrestrial low power service that would effectively increase the Wi-Fi capacity of the United States by a full 33%
  - Proposal to use Globalstar's exclusively-licensed spectrum in the 2.4 GHz band combined with non-exclusive use of adjacent unlicensed spectrum in the ISM band
- Long term, proposes a separate and transparent rulemaking proceeding related to an LTE-based mobile broadband service in Globalstar's 19.275 MHz of exclusively licensed spectrum
- Globalstar expects the Commission to act expeditiously to request comment on our Petition and, subsequently, issue one or more notices of proposed rulemaking

Petition filing can be found in Investors section of Globalstar's website

Existing Wi-Fi Channels are Saturated with High Usage

- High channel crowding in existing public Wi-Fi channels (2401-2473), shown below in red and green, is now typical in many parts of the United States and acts as a fundamental limiting factor for both throughput and service quality.
- Globalstar's exclusively licensed spectrum at 2483.5-2495 MHz ("AWS-5") offers inherently beneficial spectral characteristics including a low noise floor, resulting in high data throughput. AWS-5 together with adjacent unlicensed spectrum represents an effective "clear channel", which offers considerable data speed and range advantages over interference limited public channels – lower interference characteristics means that transmission speeds can be maintained at a multiple of the range of the other adjacent channels.



Existing ISM Band
802.11 Wi-Fi Channels
Wideband 3D Spectrogram
42.36022 deg -71.06438 deg
(Boston, MA)
START: 2.40 GHz
STOP: 2.50 GHz
Anritsu MS2721A / Broadband Omni
Amplitude
(dBm)
0.0
Time
(min)
GS 2400
30.0
2400.0
2450.0
2473.0
2500.0
22 MHz combination of
AWS-5 & unlicensed ISM
spectrum
Frequency (MHz)

Terrestrial Low Power Service ("TLPS") and AWS-5

- The ISM 2.4 GHz WiFi band is the world's best model for globally harmonized spectrum, however, the U.S. is primarily limited to 11 channels
- Due to the extreme prevalence of unlicensed Wi-Fi activity, the current use of Channels 1, 6 and 11 is highly compromised by the effects of co-channel interference
- Globalstar's proposal will create an entirely new channel by combining its exclusively licensed spectrum with adjacent unlicensed ISM spectrum to create a 22 MHz wide new "clear channel"



ISM Band
Authorized for Unlicensed 802.11 Wi-Fi
22 MHz Combined Channel
2400 MHz
2483.5 MHz
2500 MHz
1
6
11
Proposed Band
2401
2423
2426
2448
2451
2473
2495
2483.5
ISM
Globalstar Terrestrial Band

- AWS-5's low interference characteristics is expected to result in high transmission speeds maintained over significantly longer ranges vs. Channels 1, 6 and 11 – moderate throughput rates may be maintained with considerably greater consistency in shadow zones and cell boundaries

Consumers Can Receive the Benefits of TLPS Almost Immediately

- Globalstar's 2.4 GHz band could be utilized by any compliant 802.11 device immediately after the successful conclusion of the FCC's rulemaking
- Globalstar and its partners can leverage certain existing device-level components and some network infrastructure to quickly deploy this spectrum for consumer broadband use


EXISTING
2.4 GHz 802.11
MOBILE DEVICES
EXISTING
2.4 GHz 802.11
INFRASTRUCTURE
FIRMWARE UPDATE
Quick Deployment Capabilities Post-Rulemaking

Annex A – Adjusted EBITDA Reconciliation

($ in millions)

	2004	2005	2006	2007	2008	2009	2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	2011	Q1 2012	Q2 2012	Q3 2012	2012 YTD
EBITDA	($0.7)	$26.5	$26.3	($2.9)	($35.3)	($31.3)	($35.1)	($1.0)	($3.9)	($11.2)	($8.0)	($24.0)	($0.1)	($28.1)	$0.6	($27.7)
Reduction in the value of long-lived assets & inventory	0.1	0.1	1.9	19.1	0.4	0.9	16.0	0.4	0.5	4.0	7.5	12.4	0.3	7.2	0.7	8.2
Stock Compensation (non-cash)	-	-	1.2	9.6	12.9	10.6	1.0	0.7	0.8	0.5	0.2	2.2	0.3	0.3	0.3	1.0
Research & Development	-	-	-	-	2.7	4.3	3.7	0.5	0.5	0.6	0.2	1.8	0.1	0.1	0.0	0.2
Severence	-	-	-	-	-	1.6	2.1	0.1	0.2	0.7	0.3	1.3	0.0	0.0	(0.0)	0.0
Foreign exchange & other losses	-	-	4.0	(8.7)	4.5	(0.7)	-	(1.2)	(0.1)	1.9	-	0.6	(0.1)	0.6	0.4	0.9
Revenue recognized from Open Range lease termination	-	-	-	-	-	-	-	(2.0)	-	-	-	(2.0)	-	-	-	-
Thales arbitration expenses	-	-	-	-	-	-	-	-	-	-	1.0	1.0	0.7	0.8	0.2	1.7
Contract termination charge	-	-	-	-	-	-	-	-	-	-	-	-	-	22.0	-	22.0
Write off of deferred financing costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0.8	0.8
Other one-time non-recurring charges	4.1	0.6	0.4	4.7	0.6	1.9	3.7	-	-	-	0.3	0.3	-	-	-	-
Adjusted EBITDA	$3.6	$27.3	$33.8	$21.8	($14.2)	($12.6)	($8.5)	($2.5)	($2.0)	($3.5)	$1.6	($6.4)	$1.4	$2.9	$3.1	$7.3